SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               LENOX BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              LENOX BANCORP, INC.
                               5255 BEECH STREET
                            ST. BERNARD, OHIO 45217
                                 (513) 242-6900

                                                                 March 9, 1998

Fellow Stockholders:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Lenox Bancorp, Inc. (the "Company"), the holding company for Lenox Savings Bank (the "Bank"), which will be held on April 8, 1998, at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS SPECIFIED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                       Sincerely yours,

                                       /s/ Virginia M. Porowski
                                       ___________________________________
                                       Virginia M. Porowski
                                       President, Chief Executive Officer
                                       and Director

                              LENOX BANCORP, INC.
                               5255 BEECH STREET
                            ST. BERNARD, OHIO 45217
                                 (513) 242-6900

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 8, 1998

                       ----------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Lenox Bancorp, Inc. (the "Company") will be held on April 8, 1998, at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of two directors for terms of three years each or until their successors are elected and qualified;

         2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of the Company for the fiscal year ending December 31, 1998; and

         3. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established March 2, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company, 5255 Beech Street, St. Bernard, Ohio 45217, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                         By Order of the Board of Directors


                                         /s/ Diane P. Irwin
                                         ___________________________________
                                         Diane P. Irwin
                                         Secretary

St. Bernard, Ohio
March 9, 1998

                              LENOX BANCORP, INC.

                            -----------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 8, 1998

                            -----------------------


SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Lenox Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on April 8, 1998 at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio and at any adjournments thereof. The 1997 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement, which is first being mailed to recordholders on or about March 2, 1998.

         Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE RATIFICATION OF CLARK, SCHAEFER, HACKETT & CO. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Lenox Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on March 2, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 404,413 shares.

         As provided in the Company's Articles of Incorporation, until the expiration of five years from the date of acquisition by the Company of the stock of the Bank, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Articles of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Ohio law and the Company's Code of Regulations, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of Clark, Schaefer, Hackett & Co. as independent auditors of the Company set forth in Proposal 2, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Code of Regulations, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to broker non-votes. Proxies marked "ABSTAIN" as to that matter will have the same effect as votes against the proposal.

         Proxies solicited hereby will be returned to the Company's transfer agent, Fifth Third Bank, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                 NAME AND ADDRESS OF                   AMOUNT AND NATURE OF            PERCENT
   TITLE OF CLASS                  BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP            OF CLASS
--------------------   ----------------------------------------   ------------------------------   ----------------
Common Stock           Lenox Savings Bank Employee                           34,054(1)                  8.42%
                       Stock Ownership Plan ("ESOP")
                       5255 Beech Street
                       St. Bernard, Ohio 45217

(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee of the Board of Directors administers the ESOP and has appointed an ESOP Trustee. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 2, 1998, 5,960 shares have been allocated under the ESOP and 28,094 shares remain unallocated. The ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1.  ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of eight (8) directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year.

Directors serve until their successors are elected and qualified.

         The two nominees proposed for election at this Annual Meeting are William P. Riekert, Jr. and Henry E. Brown.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and Named Executive Officer (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

                                                                                       SHARES OF
NAME AND PRINCIPAL                                                    EXPIRATION       COMMON STOCK
OCCUPATION AT PRESENT                                    DIRECTOR     OF TERM AS       BENEFICIALLY       PERCENT OF
AND FOR PAST FIVE YEARS                         AGE      SINCE(1)      DIRECTOR       OWNED(2)(3)(4)       CLASS(5)
------------------------                        ---      --------     ----------      --------------      ----------
NOMINEES

William P. Riekert, Jr.......................    61        1991          2001              3,026              *
Mr. Riekert retired from Procter & Gamble in
December 1991 after working 30 years in the
Package Soap and Detergent Division.  He
has extensive real estate sales and
management experience and serves as a
director at the Vine Street Hill Cemetery
Association.

Henry E. Brown...............................    52        1995          2001              1,739              *
Mr. Brown has a B.S. degree in Civil
Engineering from the University of Missouri-
Rolla.  He has been employed with Procter &
Gamble's Central Engineering Division for
28 years and holds the position of Director-
Product Supply-Engineering.  Mr. Brown is
a Trustee of Seven Hills Neighborhood
Association and a Director of the Greater
Cincinnati Metropolitan YMCA.

CONTINUING DIRECTORS

Virginia M. Porowski.........................    40        1996          1999              4,613              *
Ms. Porowski joined the Bank in 1986 and
has served as President and Chief Executive
Officer since 1994 and Executive Managing
Officer since 1989.  Ms. Porowski has over
17 years experience in the banking industry.

Gail R. Behymer..............................    58        1993          1999              3,321              *
Mr. Behymer holds a B.S. in Industrial
Management and an MBA from the
University of Cincinnati.  He worked at
Procter & Gamble for 34 years with a
background in construction and facilities
management.  He held the position of
Operations Manager prior to his retirement.

Reba St. Clair...............................    38        1995          1999              1,276              *
Ms. St. Clair holds a B.A. in Political Science
from Knox College.  She is currently a PS
Finance Manager, Worldwide Strategic
Planning, at Procter & Gamble.  Ms. St. Clair
is a board member for Leadership Cincinnati,
The Wellness Community, Hamilton County
Youth Conference, Lighthouse Youth
Services, Playhouse in the Park, and the
Cincinnati Ballet.

                                       5

                                                                                         SHARES OF
NAME AND PRINCIPAL                                                    EXPIRATION       COMMON STOCK
OCCUPATION AT PRESENT                                    DIRECTOR     OF TERM AS       BENEFICIALLY       PERCENT OF
AND FOR PAST FIVE YEARS                         AGE      SINCE(1)      DIRECTOR       OWNED(2)(3)(4)       CLASS(5)
-----------------------                         ---      --------      --------       --------------       --------
Richard C. Harmeyer..........................    58        1993          2000              1,811              *
Mr. Harmeyer has a B.S. in Industrial
Management from the University of
Cincinnati.  He worked at Procter & Gamble
for over 35 years in various line management
and human resource management positions.
Prior to his retirement he was the Ivorydale
Area Resource Manager.  Mr. Harmeyer
previously served over 20 years as a Director
for the St. James Parish Credit Union holding
the offices of President, Vice President and
Secretary.

Robert R. Keller.............................    56        1987          2000              2,926              *
Mr. Keller retired from Procter & Gamble
after 36 years of service.  He was the
Manager of Railroad Services.  Mr. Keller is
also a board member of the Twin Tower
Retirement Community Auxiliary.

Curtis L. Jackson............................    34        1995          2000               526               *
Mr. Jackson holds a B.S. degree in
Accounting from Northern Kentucky
University.  He has worked at Procter &
Gamble for over 10 years and holds the
position of Group Manager Regional Cost
Accounting.  Mr. Jackson also served as a
Board of Trustee and Treasurer for the
Hamiltion County Christian Center.

Stock Ownership of all Directors                 -           -             -              25,433             6.3%
and Executive Officers as a Group
(10 persons)

----------
 *    Does not exceed 1.0% of the Company's voting securities.
(1)   Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Includes 426 stock awards granted to each outside director and 511 and 2,554 stock awards granted to Mr. Harmeyer and Ms. Porowski, respectively, under the Lenox Bancorp, Inc. 1997 Incentive Plan (the "Incentive Plan"). The stock awards granted under the Incentive Plan begin vesting in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the stock award.
(4) Does not include 1,277 shares subject to options granted to each outside director and 1,703 and 8,513 shares subject to options granted to Mr. Harmeyer and Ms. Porowski under the Incentive Plan, which have not vested. All options granted under the Incentive Plan begin vesting in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the grant.
(5) As of the Record Date, there were 404,413 shares of Common Stock outstanding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets once a month and may have additional meetings as needed. During the year ended December 31, 1997, the Board of Directors of the Company held 18 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1997. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit and Compliance Committee of the Company and the Bank consists of Gail R. Behymer (Chair), Robert R. Keller, Curtis L. Jackson and William P. Riekert. The purpose of this committee is to provide assurance that financial disclosures made by management portray the Bank's financial condition and results of operations. The Committee also maintains a liaison with outside auditors and reviews the adequacy of internal controls.
The Audit Committee of the Company met 5 times during 1997. The Audit Committee of the Bank met 5 times in 1997.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1998 Annual Meeting consists of Virginia M. Porowski, Gail R. Behymer, Richard C. Harmeyer and Henry Brown. The Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Articles of Incorporation and Code of Regulations provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Code of Regulations and by the Exchange Act. The Nominating Committee met on January 21, 1998.

DIRECTORS' COMPENSATION

         FEE ARRANGEMENTS. Members of the Company's Board of Directors do not receive Board fees from the Company. Currently, directors of the Bank who have served as directors of the Bank for one year or more receive a retainer of $1,200 per year, plus $370 per meeting attended. The Bank maintains a Director Emeritus Program whereby retired members of the Board of Directors may serve as Director Emeritus.

         INCENTIVE PLAN. On July 21, 1997, the Company implemented the Lenox Bancorp, Inc. 1997 Incentive Plan, under which all directors who are not also employees of the Company are eligible to receive stock awards and options to purchase Common Stock. Under the Incentive Plan, each outside director was granted non-statutory options to purchase 1,277 shares of Common Stock, with the exception of Mr. Harmeyer, who was granted options to purchase 1,703 shares, all at an exercise price of $14.75, which was the fair market value of shares on the effective date of the grant. In addition, each outside director was awarded 426 shares of Company Common Stock ("Awards"), except for the Chairman who was awarded 511 Awards. Options and Awards become exercisable in five (5) equal annual installments commencing one year from the effective date of the grant or award, as applicable.

         SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 1997, 1996 and 1995, the cash compensation paid by the Company or the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer ("Named Executive Officer"). No executive officers of the Company or the Bank received compensation in excess of $100,000.

                                                                                     Long Term Compensation
                                                                             --------------------------------------
                                             Annual Compensation(1)                    Awards              Payouts
                                    -------------------------------------------------------------------------------
                                                                 Other       Restricted     Securities                    All
                                                                 Annual         Stock       Underlying      LTIP         Other
Name and Principal Position             Salary    Bonus ($)   Compensation     Awards      Options/SARs    Payouts    Compensation
                               Year      ($)                     ($)(2)        ($)(3)         (#)(4)       ($)(5)        ($)(6)
----------------------------- ----------------------------- -------------------------------------------------------- --------------
Virginia M. Porowski,           1997     $68,000  $       -        -           $37,672        8,513           -             $26,665
President, Chief Executive      1996      62,500      1,365        -              -             -             -               9,886
Officer and Director            1995      60,891        236        -              -             -             -               1,962



-----------
(1) Under Annual Compensation, the column titled "Salary" does not include directors' fees.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock.
(3) Pursuant to the Incentive Plan, Ms. Porowski was awarded 2,554 shares of Common Stock in fiscal 1997 which had a market value on July 21, 1997, the date of grant, of $37,672. Stock Awards granted under the Incentive Plan begin vesting in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the stock award. As of December 31, 1997, the market value of the 2,554 shares was $42,460.
(4) Shares subject to options granted to Ms. Porowski under the Incentive Plan. All options granted under the Incentive Plan become exerciseable in five equal annual installments commencing on July 21, 1998, the first anniversary of the effective date of the grant.
(5) For 1997, 1996 and 1995, there were no payouts or awards under any long-term incentive plan.
(6) Reflects 401(k) contributions from the Bank of $686, $2,702, and $1,962 for 1997, 1996 and 1995, respectively, and ESOP allocations with a market value as of December 31, 1997 of $25,979 and $7,184 for 1997 and 1996,
       respectively.

EMPLOYMENT AGREEMENTS

         The Bank and the Company have entered into employment agreements with Ms. Porowski (the "Executive"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Executive.

         The employment agreements provide for a three-year term for the Executive. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of the Executive. The term of the Company employment agreement shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary for Ms. Porowski is $74,250. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to her current office(s);
(ii) a material change in the Executive's functions, duties or responsibilities, such that Executive's position becomes one of lesser responsibility, importance or scope; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits or perquisites to Executive; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of the Executive's subsequent death, her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement; PROVIDED, HOWEVER, that in the case of the Bank's agreement, the payment shall not, in the aggregate, exceed three times the average of the Executive's five preceding taxable years' annual compensation. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreement.

         Under the agreements, if voluntary (upon the trigger of one of the factors set forth above) or involuntary termination follows a change in control of the Bank or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control, based upon three times 1997 salary and annual bonus as reported in the Summary Compensation Table, Ms. Porowski would receive approximately $204,000 in severance payments, in addition to other cash and noncash benefits.

         Payments under the agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

         Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under Ohio law.

         INCENTIVE PLAN. On July 21, 1997, the Company adopted the Incentive Plan under which all employees of the Company are eligible to receive awards. The Company maintains the Incentive Plan which provides discretionary awards to officers and key employees as determined by a committee of non-employee directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officer for fiscal 1997 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF
                                       SECURITIES            % OF TOTAL
                                       UNDERLYING            OPTION/SARS
                                        OPTIONS/             GRANTED TO         EXERCISE OR
                                      SARS GRANTED          EMPLOYEES IN         BASE PRICE          EXPIRATION
              NAME                    (#)(1)(2)(3)           FISCAL YEAR         PER SHARE            DATE(4)
--------------------------------- ---------------------  ------------------- ------------------  ------------------
Virginia M. Porowski                     8,513                   38%               $14.75             7/21/07

----------
(1) Options granted pursuant to the Incentive Plan become exercisable in equal installments at an annual rate of 20% beginning July 21, 1998.
(2)    The purchase price may be paid in cash or in Common Stock.
(3)    To the extent possible, options will be treated as incentive options.
(4)    The option term is ten years.

       The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officer as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                                         FISCAL YEAR-END OPTION/SAR VALUES
                                                                                         VALUE OF
                                        NUMBER OF SECURITIES                            UNEXERCISED
                                       UNDERLYING UNEXERCISED                          IN-THE-MONEY
                                           OPTIONS/SARS AT                            OPTIONS/SARS AT
                                         FISCAL YEAR END(#)                         FISCAL YEAR END($)
                                -------------------------------------   -------------------------------------------
            NAME                    EXERCISABLE/UNEXERCISABLE(1)               EXERCISABLE/UNEXERCISABLE(2)
-----------------------------   -------------------------------------   -------------------------------------------
Virginia M. Porowski.........                 --/8,513                                  $--/$15,962


----------
(1) The options in this table have an exercise price of $14.75 and become exercisable at an annual rate of 20% beginning July 21, 1998. The options will expire ten (10) years from the date of grant.
(2) Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 1997 was $16.625.

         401(K) PLAN. In 1992, the Bank adopted the 401(k) Plan which is designed to be qualified under Section 401(k) of the Code. An employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one (1) year of service with the Bank (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer not more than 15% of his or her contribution by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf. The Bank may elect to make matching contributions applicable to its 401(k) Plan equal to a portion of the participating employee's contribution, subject to a maximum matching contribution of no more than 6% of the participant's salary.

         Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in the contributions and in the earnings thereon and in the employer's contributions. The 401(k) Plan also provides for in-service hardship distributions of elective deferrals and of employer contributions if a participant has been a participant in the 401(k) Plan for at least five years and the employer contributions have been invested in the 401(k) Plan for at least two years. Distributions from the 401(k) Plan may be made upon termination of service, disability or death in a lump sum or in annual installments.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         It is the policy of the Bank to make loans to executive officers and directors on their principal residences. The Bank's policy provides that all loans made by the Bank, including lines of credit, to its directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. The Bank currently does offer loans to executive officers on terms not available to the public, but available to other full-time employees, in accordance with recently modified federal regulations. All such loans, however, did not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of December 31, 1997, 6 of the Bank's executive officers or directors had a total of 11 loans outstanding totaling approximately $829,676 in the aggregate.

                    PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1997 were Clark, Schaefer, Hackett & Co. The Company's Board of Directors has reappointed Clark, Schaefer, Hackett & Co. to continue as independent auditors for the Bank and the Company for the year ending December 31, 1998, subject to ratification of such appointment by the shareholders.

         Representatives of Clark, Schaefer, Hackett & Co. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO., INC. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 21, 1998. If such annual meeting is held on a date more than 30 calendar days from April 1, 1999, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                           By Order of the Board of Directors


                                           /s/ Diane P. Irwin
                                           ___________________________________
                                           Diane P. Irwin
                                           Corporate Secretary

St. Bernard, Ohio
March 9, 1998

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
                   RETURN THE ACCOMPANYING PROXY CARD IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

                              [LENOX BANCORP LOGO]



                                REVOCABLE PROXY
                              LENOX BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 8, 1998
                             3:00 p.m. Eastern Time
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 8, 1998, at 3:00 p.m. Eastern Time, at the Company's administrative office, 5255 Beech Street, St. Bernard, Ohio, and at any and all adjournments thereof, as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below).

        William P, Riekert, Jr. and Henry E. Brown  [ ] FOR    [ ] VOTE WITHHELD

     INSTRUCTION: To withhold your vote for any individual nominee, write that nominees's name on the line provided below.

     -------------------------------------------------------------------------

     2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 1998.

                                             [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

                      LENOX BANCORP, INC.
                      c/o Corporate Trust Services
                      Mail Drop 1090FS
[LENOX BANCORP LOGO]  38 Fountain Square Plaza
                      Cincinnati, OH 45263







                              fold and detach here
 ................................................................................
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 9, 1998 and of the Annual Report to Shareholders.

    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.




                                                 Dated: ________________________

                                                 _______________________________
                                                    SIGNATURE OF SHAREHOLDER

                                                 _______________________________
                                                    SIGNATURE OF SHAREHOLDER
                                                 PLEASE COMPLETE, DATE, SIGN AND
                                                 PROMPTLY MAIL THIS PROXY IN THE
                                                 ENCLOSED POSTAGE-PAID ENVELOPE.